                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        DATE OF REPORT: NOVEMBER 22, 2002
                        (Date of earliest event reported)

                        --------------------------------


                                  H.T.E., INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


                FLORIDA                                 0-22657                              59-2133858
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
    incorporation or organization)


                           1000 BUSINESS CENTER DRIVE
                            LAKE MARY, FLORIDA 32746
               (Address of principal executive offices, zip code)

                                 (407) 304-3235
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On November 22, 2002, HTE, Inc. issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS.

Exhibit No.     Item

99.1            Press Release dated November 22, 2002.

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 H.T.E., INC.
                                                 (Registrant)



Date:  November 25, 2002.                   By:  /s/ Susan D. Falotico
                                                 ------------------------------
                                                 Susan D. Falotico
                                                 Chief Financial Officer





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